EXHIBIT 4

                            JOINT FILING AGREEMENT

     In accordance with Rule 13d-1(k) of the Securities Exchange Act of 1934, as amended, the undersigned hereby agree to the joint filing on behalf of each of us of a statement on Schedule 13D relating to the Common Stock, par value $.01 per share, of Berkshire Realty Company, Inc., a Delaware corporation, and that any amendments thereto filed by any of us will be filed on behalf of each of us. This agreement may be included as an exhibit to such joint filing.

                                       BLACKSTONE REAL ESTATE ACQUISITIONS
                                       III L.L.C.

                                       By:/s/  Gary Sumers
                                          ______________________________
                                          Name:  Gary Sumers
                                          Title: Vice President

                                       BLACKSTONE REAL ESTATE ADVISORS III,
                                       L.P.

                                       By:  BRE ADVISORS III L.L.C.


                                       By:/s/ Gary Sumers
                                          ______________________________
                                          Name:  Gary Sumers
                                          Title: Vice President

                                       BRE ADVISORS III L.L.C.


                                       By:/s/  Gary Sumers
                                          ______________________________
                                          Name:  Gary Sumers
                                          Title: Vice President
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                                       /s/  Gary Sumers
                                       _________________________________
                                       PETER G. PETERSON

                                       By:  Gary Sumers, Attorney-in-Fact

                                       /s/  Gary Sumers
                                       _________________________________
                                       STEPHEN A. SCHWARZMAN

                                       By:  Gary Sumers, Attorney-in-Fact



Dated: March 3, 1999